UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2014

KID BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Route 17 North, 6th Floor Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 405-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01	Other Events.

As previously disclosed, on June 18, 2014, Kid Brands, Inc. (the “Company”) and certain of its U.S. subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). On September 16, 2014, the Debtors filed its monthly operating report with the Bankruptcy Court for the reporting period of July 1, 2014 through July 31, 2014. Pertinent financial information from the July 2014 monthly operating report is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The monthly operating report contains unaudited financial information which has not been reviewed by independent accountants, is limited to the Debtors and is in a format prescribed by applicable bankruptcy laws. The financial information related to the Debtors included in the monthly operating report has been prepared to conform with specific instructions from the U.S. Trustee and is not presented in accordance with generally accepted accounting principles (“GAAP”) or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the Debtor’s financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the monthly operating reports.

The monthly operating report also contains information for periods that are different from those contained in the reports the Company has filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such information also may not be indicative of the financial condition or operating results of the Debtors for the periods reflected in the Debtors’ financial statements or in its reports pursuant to the Exchange Act, or of future results. The financial information in the monthly operating report is not presented on a consolidated basis and does not present the consolidated results of the Debtors. Accordingly, the financial statements in the monthly operating reports cannot be compared with the consolidated financial condition and results of operations that the Company has reported in its Exchange Act filings.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Operating results for the period from July 1, 2014 through July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2014	KID BRANDS, INC.

	By:	/s/ Kerry Carr
Kerry Carr
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

99.1	Operating results for the period from July 1, 2014 through July 31, 2014.